                                                                    Exhibit 10.8

                               SECURITY AGREEMENT

      This SECURITY AGREEMENT, dated as of December 18, 1996, is between SCOTT CABLE COMMUNICATIONS, INC., a Texas corporation ("Debtor"), and FLEET NATIONAL BANK, a National Banking Association ("Secured Party"), not in its individual capacity, but solely as Trustee for the holders (the "Holders") of all 15% Senior Subordinated Pay-in-Kind Notes due March 18, 2002 issued pursuant to the Indenture (as defined below).

                            Preliminary Statement:

      A. Debtor and Secured Party have entered into an Indenture of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Indenture"), pursuant to which Debtor has agreed to issue securities to Holders, subject to the terms and conditions set forth in the Indenture.

      B. One of the conditions precedent to Secured Party's obligations under the Indenture is that Debtor shall have executed and delivered this Security Agreement to secure the performance of Issuer's Obligations thereunder.

      NOW, THEREFORE, in order to induce Trustee to perform its obligations under the Indenture, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Debtor hereby agrees as follows:

      1. Definitions. All terms used herein which are defined in the New York Uniform Commercial Code (the "Code") shall have the same meaning herein as in the Code unless the context in which such terms are used herein indicates otherwise. All capitalized terms used but not elsewhere defined in this Security Agreement shall have the respective meanings ascribed to such terms in the Indenture.

      2. Security Interests. In order to secure the performance and payment of Issuer's Obligations, Debtor hereby grants to Secured Party a security interest in all Property of Debtor, except to the extent limited below, whether now owned or hereafter acquired, and all additions and accessions thereto, including, without limitation, the Property described below:

            2.1 Goods, Machinery, Equipment and Inventory. All of Debtor's goods, machinery, equipment, inventory and other goods, wherever located, and all additions and accessions thereto or replacements thereof, including, but not limited to, all machinery, inventory and equipment of any and every kind and description comprising, belonging to or used in connection with the operation of the Cable Business of Debtor (collectively, the "Tangible Collateral");

                                                              SECURITY AGREEMENT

            2.2 Accounts, General Intangibles. All of Debtor's accounts, contract rights, chattel paper, instruments, investment property, documents and general intangibles, and all additions and accessions thereto and replacements thereof, including, but not limited to, all franchises, permits, authorizations and licenses heretofore or hereafter granted or issued to Debtor under federal, state or local laws (excluding, however, franchises, permits, authorizations and licenses issued by the FCC or any other Governmental Body to the extent, and only to the extent, it is unlawful to grant a security interest in such franchises, permits, authorizations and licenses, but including, without limitation, the right to receive all proceeds derived or arising from or in connection with the assignment of such franchises, permits, authorizations and licenses) which permit or pertain to the operation of the Cable Business of Debtor, and all of Debtor's advertising revenue contracts, programming distribution agreements, pole attachment agreements, access and right of entry agreements, equipment leases, office leases, site leases, video programming distribution agreements, supply and distributorship agreements, non-competition agreements, employment contracts, consulting agreements, collective bargaining agreements, service agreements, maintenance agreements, other Operating Agreements, income tax refunds, copyrights, patents, patent rights, trademarks, trade names, trade styles, goodwill and going concern value, except to the extent the grant of a security interest in any such agreement or contract without the consent of the other party thereto would create a default thereunder in which event, such agreement or contract shall not be included unless and until such consent shall have been obtained (collectively, the "Intangible Collateral");

            2.3 Proceeds. All proceeds (including proceeds of insurance, eminent domain and other governmental taking and tort claims) and products of the Property described in Sections 2.1 and 2.2 above; and

            2.4 Books and Records. All of the books and records pertaining to the Property described in Sections 2.1, 2.2 and 2.3 above.

All of the Property described above hereinafter is referred to collectively as the "Collateral." The security interest of Secured Party in the Collateral shall be superior and prior to all other Liens except Permitted Prior Liens.

      3. Representations and Warranties. Debtor hereby represents and warrants to Secured Party as follows:

            3.1 Ownership of Collateral. Debtor is the owner of all of the Collateral, except the portion thereof consisting of after-acquired Property, and Debtor will be the owner of such after-acquired Property, free from any Lien except for Permitted Liens.


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

                                                              SECURITY AGREEMENT

            3.2 Places of Business. There is listed on Exhibit A hereto the location of the chief executive office of Debtor, all of the other places of business of Debtor and all locations where the Tangible Collateral and the books and records of Debtor are kept. Debtor shall not, without 30 days' prior written notice to Secured Party, change the location of (i) its chief executive office, (ii) its books and records or (iii) except (A) in connection with dispositions permitted by Section 4.18 of the Indenture and (B) from one location listed on Exhibit A to another location listed on Exhibit A, any Tangible Collateral.

            3.3 Trade or Assumed Names. All trade or assumed names under which Debtor is doing business are listed in Exhibit B.

            3.4 Financing Statements. Except for the financing statements of Secured Party and the financing statements pertaining to the Permitted Senior Indebtedness, no financing statement covering any Collateral or any proceeds thereof is on file in any public office (other than financing statements for which termination statements are being delivered to Secured Party at Closing).

            3.5 Intangible Collateral. The Intangible Collateral represents bona fide and existing indebtedness, obligations, liabilities, rights and privileges owed or belonging to Debtor to which, to the best of Debtor's knowledge, there is no valid defense, set-off or counterclaim against Debtor and in connection with which there is no default with respect to any payment or performance on the part of Debtor, or, to the best of Debtor's knowledge, of any other party which would have a Material Adverse Effect.

            3.6 Tangible Collateral-Personal Property. All Tangible Collateral at all times shall be considered personal property.

      4. Affirmative Covenants. Until all of Issuer's Obligations are paid and performed in full, Debtor shall:

            4.1 Taxes. Pay promptly when due all taxes, levies, assessments and governmental charges upon and relating to any of the Property, income or receipts of Debtor or otherwise for which Debtor is or may be liable, except to the extent that the failure to pay any of such taxes, levies, assessments or charges is permitted by the Indenture.

                                                              SECURITY AGREEMENT

            4.2 Insurance. At its sole expense, keep the Collateral insured against loss or damage by insurance policies which shall be in such form, with such companies and in such amounts as may be satisfactory to Secured Party and otherwise comply with the provisions of Section 4.8 of the Indenture.

            4.3 Tangible Collateral.

                  4.3.1 Good Repair. Keep such of the Tangible Collateral as is necessary to the operations of Debtor's Cable Business in good working order and repair and make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof at all times shall be maintained and preserved.

                  4.3.2 Insurance Requirements. Maintain the Tangible Collateral
            at all times in accordance with the requirements of all insurance carriers which provide insurance with respect to such Tangible Collateral so that such insurance shall remain in full force and effect.

                  4.3.3 Certificates of Title. Upon the request of Secured
            Party, promptly deliver to Secured Party all certificates of title pertaining to the Tangible Collateral, together with such endorsements, assignments and other agreements as Secured Party may request in order to perfect the security interest of Secured Party in such Tangible Collateral.

                  4.3.4 Use of Collateral. Use the Tangible Collateral in
            compliance with all statutes, regulations, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable thereto, and all other federal, state and local laws, except where the failure to comply would not have a Material Adverse Effect.

            4.4 Intangible Collateral.

                  4.4.1 Payments. Make all payments and perform all acts
            necessary to maintain and preserve the Intangible Collateral, including, without limitation, filing of documents, renewals or other information with any Governmental Body or any other Person.

                  4.4.2 Delivery of Instruments. Upon the request of Secured
            Party, promptly deliver to Secured Party the original executed copies of all instruments which constitute part of the Intangible Collateral, together with such endorsements, assignments and other agreements as Secured Party may

                                                              SECURITY AGREEMENT

            request in order to perfect the security interest of Secured Party in such instruments.

                  4.4.3 Accurate Records. At all times keep accurate and
            complete records of payment and performance by Debtor and other Persons of their respective obligations with respect to the Intangible Collateral and permit Secured Party or any of its agents to call at Debtor's place of business without hindrance or delay to inspect, audit, check or make extracts from the books, records, correspondence or other data relating to the Intangible Collateral at reasonable times and upon reasonable notice, provided, however, if an Event of Default exists, such activities may be conducted at any time without notice.

                  4.4.4 Verification of Indebtedness. Upon request of Secured
            Party after the occurrence and during the continuance of an Event of Default, permit Secured Party itself, at any time, in the name of Secured Party or Debtor, to verify directly with the obligors the indebtedness due Debtor on any account or other item of Intangible Collateral.

                  4.4.5 Defaults, Other Claims. Immediately inform Secured Party of any default in payment or performance by Debtor or any other Person of any obligation with respect to the Intangible Collateral or of claims made by others in regard to the Intangible Collateral, if either of which could have a Material Adverse Effect.

            4.5 Collection of Proceeds. Collect the proceeds of indebtedness owing to Debtor by any Person under any instrument or by any account debtor with respect to any account, contract right, chattel paper or general intangible.

            4.6 Financing Statements, Further Assurances. Concurrently with the execution of this Security Agreement, and from time to time hereafter as requested by Secured Party, at the direction of the Holders, execute and deliver to Secured Party such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents, in form satisfactory to Secured Party, as Secured Party may require to perfect and continue in effect the security interest of Secured Party granted pursuant to this Security Agreement, to carry out the purposes of this Security Agreement and to protect Secured Party's rights hereunder. Debtor, upon demand, shall pay the cost of filing all such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents.

      5. Negative Covenants. Until all of Issuer's Obligations are paid and performed in full, Debtor agrees that it shall not:

                                                              SECURITY AGREEMENT

            5.1 Sales and Transfer of Collateral. Sell, lease, assign or otherwise dispose of any of the Collateral, except as may be permitted by and in accordance with the provisions of Section 4.18 of the Indenture.

            5.2 Installation of Tangible Collateral. Permit any of the Tangible Collateral to be installed, affixed or attached to the real estate or Leasehold Property of Debtor or any other Person so as to become a part thereof or become in any sense a fixture.

            5.3 Valuation of Licenses. Contest the value attributed by Secured Party to any FCC License of Debtor in any insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, assignment for the benefit of creditors or other similar proceeding.

      6. Protection of Collateral. In the event of any failure of Debtor to (i) maintain in force and pay for any insurance or bond which Debtor is required to provide pursuant to this Security Agreement or the other Indenture Instruments,
(ii) keep the Tangible Collateral in good repair and operating condition, (iii) keep the Collateral free from all Liens except for Permitted Liens, (iv) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as permitted pursuant to the terms of Section 4.1 above, (v) make all payments and perform all acts on the part of Debtor to be paid or performed with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral, and (vi) keep fully and perform promptly any other of the obligations of Debtor under this Security Agreement or the other Indenture Instruments, Secured Party, at its option, may (but shall not be required to) procure and pay for such insurance, place such Collateral in good repair and operating condition, pay or contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of Debtor, provided it gives Debtor prompt notice of such action. Debtor shall reimburse Secured Party immediately upon demand for all sums paid or advanced on behalf of Debtor for any such purpose, together with all costs, expenses and reasonable attorneys' fees paid or incurred by Secured Party in connection therewith and interest on all sums so paid or advanced from the date of such payment or advancement until repaid to Secured Party. All such sums paid or advanced by Secured Party, with interest thereon, immediately upon payment or advancement thereof, shall be deemed to be part of Issuer's Obligations secured hereby.

      7. Event of Default. Debtor shall be in default under this Security Agreement upon the occurrence of an Event of Default under the Indenture.

      8. Remedies Upon Default. Upon the occurrence of an Event of Default:

                                                              SECURITY AGREEMENT

            8.1 Rights of Secured Party. Secured Party shall have all of the rights and remedies of a secured party under the Code and all other rights and remedies accorded to Secured Party at equity or law, including, without limitation, the right to apply for and have a receiver appointed by a court of competent jurisdiction to manage, protect and preserve the Collateral, to continue operating the business of Debtor and to collect all revenues and profits thereof. Any notice of sale or other disposition of Collateral given not less than 10 Business Days' prior to such proposed action shall constitute reasonable and fair notice of such action. To the extent permitted by applicable law, Secured Party may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment terms as Secured Party shall determine. To the extent permitted by applicable law, Debtor shall be credited with the net proceeds of such sale only when such proceeds actually are received by Secured Party. Despite the consummation of any such sale, Debtor shall remain liable for any deficiency on Issuer's Obligations which remains outstanding following any such sale. All net proceeds received pursuant to a sale shall be applied in the manner set forth in Section 5.10 of the Indenture.

            8.2 Assembly of Collateral. Upon the request of Secured Party, Debtor shall assemble and make the Collateral available to Secured Party at a place designated by Secured Party.

            8.3 Proceeds. Debtor shall hold all proceeds of the Collateral collected by Debtor in trust for Secured Party, and promptly upon receipt thereof, turn over such proceeds to Secured Party in the exact form in which they were received.

            8.4 Other Rights. Secured Party, at its election, and without notice to Debtor, may:

                  8.4.1 Terminate Right of Collection. Terminate the right of
            Debtor to collect the proceeds described in Section 8.3.

                  8.4.2 Notification. Notify the obligors under any instruments and the account debtors of any account, contract right, chattel paper or general intangible to make all payments directly to Secured Party.

                  8.4.3 Collection of Payments. Demand, sue for, collect or
            receive, in the name of Debtor or Secured Party, any money or Property payable or receivable on any item of Collateral.


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                                                              SECURITY AGREEMENT

                  8.4.4 Settlement. Settle, release, compromise, adjust, sue upon or otherwise enforce any item of Collateral as Secured Party may determine.

                  8.4.5 Mail of Debtor; Endorsement of Checks. For the purpose of enforcing Secured Party's rights under this Security Agreement, receive and open mail addressed to Debtor, and endorse notes, checks, drafts, money orders, documents of title or other forms of payment on behalf and in the name of Debtor.

            8.5 Applications to Governmental Bodies. Debtor, at its own cost and expense, shall take any action that Secured Party may request in order to enable Secured Party to obtain and enjoy the full rights and benefits granted to Secured Party hereunder, including, without limitation, all rights necessary or desirable to obtain, use, sell or assign the Licenses and Franchises of Debtor and the other Collateral of Debtor hereunder, and to exercise all remedies available to Secured Party hereunder and under applicable law. Without limiting the generality of the foregoing, at the request of Secured Party at any time following the occurrence of any Event of Default, Debtor, at its sole cost and expense, shall assist Secured Party in obtaining any required approval of any Governmental Body (including the FCC and any Franchisor) to the transfer of Debtor's Licenses and Franchises to Secured Party or its designee or any receiver, trustee or similar official or purchaser by preparing, signing and filing with the appropriate Governmental Body any application or document and taking all other actions deemed necessary or appropriate by Secured Party
      (i) for consent to the assignment of any such License or Franchise necessary or appropriate under applicable Cable Laws, (ii) for approval of any sale, assignment or transfer of any such License or Franchise and
      (iii) to enable Secured Party or its designee or any receiver, trustee or similar official or purchaser to obtain from such Governmental Body or any other Person any required authority necessary to operate the Cable Business of Debtor.

            8.6 Transfer of Control to Other Persons. Debtor acknowledges and agrees that a transfer of control of the Collateral or an assignment of Licenses or Franchises of such Debtor may be made to a receiver, trustee, or similar official or to any purchaser of all or any part of the other Collateral hereunder, pursuant to any court order, public or private sale, judicial sale, foreclosure or the exercise of any other remedies available to Secured Party hereunder or under applicable law.

All monies received by Secured Party pursuant to this Section 8 shall be applied by Secured Party in accordance with the applicable provisions of Section 5.10 of the Indenture.

      9. Power of Attorney. To effectuate the rights and remedies of Secured Party under this Security Agreement, Debtor hereby irrevocably appoints Secured Party its attorney-in-fact, in the name of Debtor or in the name of Secured Party, to:

                                                              SECURITY AGREEMENT

            9.1 Execution of Financing Statements. Execute and file from time to time financing statements, continuation statements, termination statements and amendments thereto, covering the Collateral, in form satisfactory to Secured Party.

            9.2 Execution of Other Documents. Take all actions and execute all documents referred to in Section 8.5 above to the extent permitted by law.

The power of attorney granted pursuant to this Section 9 is coupled with an interest and shall be irrevocable until all of Issuer's Obligations shall have been paid and performed in full.

      10. Certain Agreements of Debtor.

            10.1 Waiver of Notice. Debtor hereby waives notice of the acceptance of this Security Agreement and, except as otherwise specifically provided in Section 8.1 above or in the Indenture, all other notices, demands or protests to which Debtor otherwise might be entitled by law (and which lawfully may be waived) with respect to this Security Agreement, Issuer's Obligations and the Collateral.

            10.2 Rights of Secured Party. Debtor agrees that Secured Party (i) shall have no duty as to the collection or protection of the Collateral or any income thereon, except as provided by applicable law, (ii) may exercise the rights and remedies of Secured Party with respect to the Collateral without resort or regard to other security or sources for payment and (iii) shall not be deemed to have waived any of the rights or remedies granted to Secured Party hereunder unless such waiver shall be in writing and shall be signed by Secured Party. Debtor and Secured Party acknowledge their intent that, upon the occurrence of an Event of Default, Secured Party shall receive, to the fullest extent permitted by law and governmental policy (including, without limitation, the rules, regulations and policies of the FCC), all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Secured Party under the Indenture Instruments, the Code or other applicable law. Debtor and Secured Party further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Secured Party's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Secured Party to obtain such rights of access, use or sale, Secured Party and Debtor shall amend the Indenture Instruments, in such manner as Secured Party reasonably shall request, in order to provide Secured Party such rights to the greatest extent possible consistent with then applicable law and governmental policy.

            10.3 No Delay; Single or Partial Exercise Permitted. No delay or omission on the part of Secured Party in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any

                                                              SECURITY AGREEMENT

      other or further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

      11. Rights Cumulative. All rights and remedies of Secured Party pursuant to this Security Agreement, the Indenture or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

      12. Severability. In the event that any provision of this Security Agreement is deemed to be invalid by reason of the operation of any law, including, but not limited to, the rules, regulations and policies of the FCC, or by reason of the interpretation placed thereon by any court, the FCC or any other Governmental Body, this Security Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

      13. Notices. All notices and communications under this Security Agreement shall be in writing and delivered in the manner set forth in Section 12.2 of the Indenture.

      14. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Secured Party and Debtor.

      15. Captions. The headings in this Security Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

      16. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

      17. Survival of Security Agreement; Termination. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Indenture and shall continue in full force and effect until Issuer's Obligations are paid and performed in full.

      18. APPLICABLE LAW. THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF NEW YORK. FOR PURPOSES OF THIS SECTION 18, THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE PERFORMED AND MADE IN THE STATE OF NEW YORK.


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

                                                              SECURITY AGREEMENT

      19. JURISDICTION AND VENUE. DEBTOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY DEBTOR AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS SECURITY AGREEMENT SHALL BE LITIGATED IN THE SUPREME COURT, NEW YORK COUNTY DIVISION, OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, OR, IF SECURED PARTY INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH SECURED PARTY SHALL INITIATE OR TO WHICH SECURED PARTY SHALL REMOVE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. DEBTOR HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN OR REMOVED BY SECURED PARTY TO ANY OF SUCH COURTS, AND HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO DEBTOR AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO SECTION 13. DEBTOR WAIVES ANY CLAIM THAT NEW YORK COUNTY, OR THE SOUTHERN DISTRICT OF NEW YORK IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD DEBTOR, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, DEBTOR SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY SECURED PARTY AGAINST DEBTOR AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS SECTION 19 SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY SECURED PARTY, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY SECURED PARTY, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION AND DEBTOR HEREBY WAIVES ANY RIGHT TO ATTACK ANY SUCH JUDGMENT OR ACTION COLLATERALLY.

      20. WAIVER OF RIGHT TO JURY TRIAL. SECURED PARTY AND DEBTOR ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SECURITY AGREEMENT WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND THEREFORE, SECURED PARTY AND DEBTOR AGREE THAT ANY COURT PROCEEDING ARISING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.


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

                                                              SECURITY AGREEMENT

      21. TIME OF THE ESSENCE. TIME FOR THE PERFORMANCE OF ISSUER'S OBLIGATIONS UNDER THIS SECURITY AGREEMENT IS OF THE ESSENCE.

      22. Secured Party's Right to Specific Performance. Debtor acknowledges that FCC authorization is integral to Secured Party's realization of the value of all of the Collateral, that Debtor's FCC Licenses are unique assets, that there is no adequate remedy at law for failure by Debtor to comply with the provisions of Section 8.5 and that such failure would not be adequately compensable in monetary damages; therefore, Debtor agrees that, in addition to all other remedies available at law or in equity, Secured Party shall be entitled to obtain decree(s) of specific performance entitling it to temporary restraining order(s), preliminary injunction(s), or permanent injunction(s) to specifically enforce and require specific performance of the provisions of
Section 8.5. Debtor agrees that notice shall be adequate for the entry of a decree of specific performance in respect of any such matter (i) in the case of a temporary restraining order, upon twenty-four (24) hours' prior notice of the hearing thereof and (ii) in the case of any other proceeding, upon five (5) days' prior notice of the hearing thereof, and hereby waives all requirements and demands that the Secured Party give any greater notice of such hearings and further waives all requirements and demands that the Secured Party post a bond or other surety arrangement in connection with the issuance of such decree.

      23. FCC and Franchisor Approval. Notwithstanding anything to the contrary contained herein, no party hereto shall take any action, including, but not limited to, the operation of Debtor's Cable Business that would constitute or result in the transfer or assignment of any License or Franchise issued to or held by Debtor, or a transfer of control over any such License or Franchise, whether de jure or de facto, if such assignment or transfer would require under then existing law the prior approval of and/or any notice to the FCC or any Franchisor, without such party first having notified the FCC or such Franchisor of any such assignment or transfer and, if required under then existing law, obtaining the approval of the FCC or such Franchisor therefor, notifying the FCC or such Franchisor of the consummation thereof and complying with all other applicable provisions of the Cable Act. The parties hereto intend that the powers of Secured Party hereunder, in all relevant aspects, shall be governed by the Cable Act and all other applicable statutory requirements and rules and regulations, including, without limitation, those of the FCC.

      24. Subordination. The security interests, rights and remedies granted to Secured Party herein are subject and subordinate to those granted to the holder(s) of the Permitted Liens, as more particularly set forth in the Subordination Agreement (Senior) of even date herewith.

                                                              SECURITY AGREEMENT

      IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                                      SCOTT CABLE COMMUNICATIONS,
                                      INC., a Texas corporation

                                      By: /s/ Bruce A. Armstrong
                                          --------------------------------------
                                          Bruce A. Armstrong
                                          Chief Executive Officer


                                      FLEET NATIONAL BANK, a National
                                      Banking Association, not in its individual capacity, but solely in its capacity as Trustee


                                      By: /s/ Robert L. Bice, II
                                          --------------------------------------
                                          Name: Robert L. Bice, II
                                          Title: Vice President


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